UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 1, 2013

Date of Report (Date of earliest event reported)

GREENLITE VENTURES INC.

(Exact name of registrant as specified in its charter)

N/A

(Former name or former address if changed since last report)

NEVADA	000-51773	91-2170874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 201, 810 Peace Portal Drive Blaine, WA	98230
(Address of principal executive offices)	(Zip Code)

(360) 220-5218Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Current Report constitute "forward-looking statements.” These statements, identified by words such as “plan,” "anticipate," "believe," "estimate," "should," "expect" and similar expressions include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include those set forth under the heading “Risk Factors” and elsewhere in this Current Report. We do not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. We advise you to carefully review the reports and documents we file from time to time with the SEC, particularly our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

As used in this Current Report on Form 8-K, the terms "we,” "us,” "our,” “Greenlite” and the “Company” means Greenlite Ventures Inc., unless otherwise indicated. All dollar amounts in this Current Report are in U.S. dollars unless otherwise stated.

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Resignation of Independent Registered Public Accounting Firm

On July 1, 2013, Greenlite Ventures Inc. (the “Company”) received a notice of resignation from Sarna & Company (“Sarna”), as the Company’s independent registered public accounting firm.

Sarna's reports on the financial statements of the Company for the years ended March 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of the Company's ability to continue as a going concern.

There have been no disagreements during the fiscal years ended March 31, 2012 and 2011 and the subsequent interim period up to and including the date of dismissal between the Company and Sarna on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Sarna, would have caused them to make reference to the subject matter of the disagreement in connection with Sarna's report.

The Company has provided Sarna with a copy of this report and has requested in writing that Sarna provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements.

(b) Appointment of Independent Registered Public Accounting Firm

On July 1, 2013, the Company appointed Saturna Group Chartered Accountants LLP ("Saturna") as its new independent registered public accounting firm. The Company’s Board of Directors approved the engagement of Saturna.

The Company did not consult with Saturna during the fiscal years ended March 31, 2012 and 2011 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that the newly appointed accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLITE VENTURES INC.

Date: July 5, 2013	By:	/s/ Howard Thomson
HOWARD THOMSON Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer